SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) December 3, 1996
                                                 ----------------

                          INTEK Diversified Corporation
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             (Exact name of registrant as specified in its charter)

  Delaware               0-9160                04-450145
(State or other       (Commission              IRS Employer Iden-
 jurisdiction of       File Number)            tification No.)
 incorporation)

  970 West 190th St., Suite 720, Torrance, CA            90502
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 310-366-7335
                                                    -------------

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Item 1.           CHANGES IN CONTROL OF REGISTRANT

         As a result of the consummation of the Acquisition (as described below), Securicor Communications Limited ("Securicor Communications") owns, directly or indirectly through its affiliates, approximately 65.0% of the issued and outstanding common stock of INTEK, par value $0.01 per share ("Common Stock") as of December 18, 1996. Prior to the Acquisition, Securicor International Limited, an affiliate of Securicor Communications owned 6.3% of the issued and outstanding Common Stock. Based on this ownership of INTEK, Securicor Communications and its affiliates will virtually control all matters requiring approval of the stockholders of the Company including the election of directors.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On December 3, 1996 (the "Closing Date"), INTEK Diversified Corporation, a Delaware corporation ("INTEK") consummated the acquisition (the "Acquisition") of all of the issued and outstanding common stock of Securicor Radiocoms Limited (the "Radiocoms Stock"), a wholly owned subsidiary of Securicor Communications Limited, a corporation organized under the laws of England and Wales, which is a wholly owned subsidiary of Security Services plc, a corporation organized under the laws of England and Wales and an indirect wholly owned subsidiary of Securicor plc, a corporation organized under the laws of England and Wales ("Radiocoms"). Radiocoms designs, develops and manufactures a range of land mobile radio equipment using linear modulation technology. The purchase price for the Radiocoms Stock was 25,000,000 shares of INTEK's Common Stock. The Acquisition was approved by the stockholders of INTEK at INTEK's 1996 Annual
Meeting held on December 3, 1996.

         In addition, as previously disclosed by INTEK, upon closing of the Acquisition, Midland International Corporation ("MIC") received 1,695,000 shares of Common Stock that were held in escrow pursuant to the terms of the acquisition on September 20, 1996 by INTEK of MIC's U.S. land mobile radio business.

         Simultaneous with the Acquisition, (i) Securicor Communications, INTEK and Midland USA, Inc., a Delaware corporation and wholly owned subsidiary of INTEK ("MUSA"), entered into an Assumption and Release Agreement on December 3, 1996, under which Securicor Communications agreed to release MUSA from its obligations under that certain loan agreement dated as of September 19, 1996 between Securicor Communications and MUSA ("MUSA Loan Agreement") and INTEK agreed to assume all of MUSA's obligations outstanding under the MUSA Loan Agreement and (ii) Securicor Communications and INTEK entered into an Amended and Restated Loan Agreement dated December 31, 1996 (the "INTEK Loan Agreement"), whereby the MUSA Loan Agreement was amended and restated to provide for INTEK as the Borrower under the INTEK Loan Agreement. The obligations outstanding of MUSA under the

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MUSA Loan Agreement have become INTEK's obligations under the
INTEK Loan Agreement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF SECURICOR RADIOCOMS LIMITED
                  (RADIOCOMS)

                  INTEK has found that it is impracticable to provide the required financial statements of Radiocoms as of the date of filing of this Form 8-K. Registrant intends to file no later than sixty (60) days after this report on Form 8-K the following financial statements:

                  1. Audited Balance Sheets of Radiocoms as of September 30, 1996 and 1995 and related Statements of Operations and Net Worth and Cash Flows for the years ended September 30, 1996, 1995, and 1994; and

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  INTEK has found that it is impracticable to provide the required pro forma financial statements as of the date of filing of this Form 8-K. Registrant intends to file no later than sixty
(60) days after this report on Form 8-K the following financial statements:

                  1. Pro forma Combined Balance Sheet of INTEK and Radiocoms dated September 30, 1996; and

                  2. Pro forma Statements of Operations and Cash Flows of INTEK and Radiocoms based on audited Statements of Operations and Statement of Cash Flows of INTEK for the year ended December 31, 1995, and the nine-month period ended September 30, 1996, and on the audited Statements of Operations and Cash Flows for Radiocoms for the years ended September 30, 1996 and 1995.

         (c)      EXHIBITS.

                  2.1. Stock Purchase Agreement dated as of June 18, 1996, as amended by Amendment No. 1 dated as of September 19, 1996, by and among INTEK Diversified Corporation and Securicor
                           Communications Limited.

                  10.1 Assumption and Release Agreement dated as of December 3, 1996, by and between INTEK
                           Diversified Corporation, Securicor
                           Communications Limited and Midland USA, Inc.


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                  10.2     Amended and Restated Loan Agreement dated as
                           of December 3, 1996, between INTEK
                           Diversified Corporation and Securicor
                           Communications Limited.

                  10.3 Revolving Credit Note dated December 3, 1996, by INTEK Diversified Corporation to the order of Securicor Communications Limited.


                                    SCHEDULES


         Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules to the Stock Purchase Agreement set forth above have been omitted. INTEK hereby agrees to furnish such schedules upon request of the Securities and Exchange Commission.

SCHEDULES OMITTED

Section 4.3(b)            Radiocoms            -     Capitalization
Section 4.4(a)            Radiocoms            -     Subsidiaries
Section 4.4(e)            Radiocoms            -     Investments in Third
                                                      Parties
Section 4.7               Radiocoms            -     Exceptions
Section 4.8               Radiocoms            -     Financial Statements
Section 4.9               Radiocoms            -     Undisclosed Liabilities
Section 4.10              Radiocoms            -     Absence of Certain
                                                      Developments
Section 4.11(j)           Radiocoms            -     Acquisitions Under
                                                      Section 171 of the
                                                      Taxation of Chargeable
                                                      Gains Act
Section 4.10(o)           Radiocoms            -     Assets Under Sections
                                                      178 or 179 of the
                                                      Taxation of Chargeable
                                                      Gains Act
Section 4.12(a)           Radiocoms            -     Real Property
Section 4.12(b)           Radiocoms            -     Material Imperfections of
                                                      Title
Section 4.13(a)           Radiocoms            -     Personal Property Leases
Section 4.14              Radiocoms            -     Intangible Property
Section 4.15(a)           Radiocoms            -     Material Contracts
Section 4.15(c)           Radiocoms            -     Transactions Between
                          Radiocoms and EFJ
Section 4.16(b)           Radiocoms            -     Employee Benefit Schemes
Section 4.16(i)           Radiocoms            -     Timing of Contributions
Section 4.16(p)           Radiocoms            -     Dispensations and
                                                      Notice Granted by the
                                                      Inland Revenues
Section 4.16(s)           Radiocoms            -     Rate of Contributions
Section 4.17(d)           Radiocoms            -     Salaried Employees
Section 4.18(a)           Radiocoms            -     Litigation
Section 4.19(b)           Radiocoms            -     Compliance with Laws

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Section 4.22              Radiocoms            -     Related Party Transactions
Section 4.23              Radiocoms            -     Financial Advisors
Section 4.25              Radiocoms            -     Licenses; Permits;
                                                      Authorizations
Section 4.28              Radiocoms            -     Accounts Receivable
Section 4.30              Radiocoms            -     Inventory
Section 4.31              Radiocoms            -     Products
Section 7.1(b)            Radiocoms            -     Consents and Waivers
                                                      Necessary for Closing

Section 5.3               INTEK                 -    Capitalization
Section 5.4               INTEK                 -    Subsidiaries
Section 5.6(b)            INTEK                 -    Conflicts; Consents of
 and 7.1(a)                                             Third Parties

Section 5.11              INTEK                 -    Absence of Certain
                                                         Developments
Section 5.12              INTEK                 -    Taxes
Section 5.13(a)           INTEK                 -    Real Property
Section 5.14              INTEK                 -    Tangible Personal Property
Section 5.15              INTEK                 -    Intangible Property
Section 5.16              INTEK                 -    Materials Contracts
Section 5.17(a),(b)       INTEK                 -    Employee Benefits
Section 5.18              INTEK                 -    Labor
Section 5.19              INTEK                 -    Litigation
Section 5.20              INTEK                 -    Noncompliance with Laws
Section 5.21              INTEK                 -    Environmental Matters
Section 5.23              INTEK                 -    Related Party Transactions
Section 5.24              INTEK                 -    Financial Advisors
Section 5.25              INTEK                 -    Claims to Property
Section 5.27              INTEK                 -    FCC Matters

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, INTEK has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            December 18, 1996     NTEK Diversified Corporation


                                        By:/s/ David Neibert
                                           -------------------------------
                                           Name:  David Neibert
                                           Title: Executive Vice President


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                                INDEX TO EXHIBITS
                                     EXHIBIT
                                                                    PAGE
         --------------------------------------------------------
2.1 Stock Purchase Agreement dated as of June 18, 1996, as amended by Amendment No. 1 dated as of September 19, 1996, by and among INTEK Diversified Corporation and Securicor Communications Limited.

10.1 Assumption and Release Agreement dated as of December 3, 1996, by and between INTEK Diversified
         Corporation, Securicor Communications Limited and
         Midland USA, Inc.

10.2     Amended and Restated Loan Agreement dated as of
         December 3, 1996, between INTEK Diversified Corporation and Securicor Communications Limited.

10.3     Revolving Credit Note dated December 3, 1996, by INTEK
         Diversified Corporation to the order of Securicor
         Communications Limited.



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